CERTAIN CONFIDENTIAL INFORMATION, MARKED BY [***], HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.30

SECOND AMENDMENT

TO INVESTMENT SERVICES AGREEMENT

THIS SECOND AMENDMENT (“Second Amendment”) to the Investment Services Agreement (“Agreement”) dated January 21, 2022, as previously amended, by and between Mercer Investments LLC, a Delaware limited liability company (the “Manager”), Accelerant Specialty Insurance Company, an Arkansas domestic surplus lines carrier, and Accelerant National Insurance Company, a Delaware domiciled property casualty insurance carrier (each a “Client”, collectively “Clients”), is made effective as of the 27th day of March, 2023.

RECITALS

WHEREAS, pursuant to Section 6 of the Agreement, Client and Mercer desire to amend the Agreement as provided herein.

NOW THEREFORE, in consideration of the promises and mutual agreements set forth herein, the parties hereby agree to amend the Agreement, as follows:

1.	Appendix A of the Agreement is hereby amended by:

a.	Including the “ASIC/ANIC Reinsurance Collateral Pool” as an additional “Portfolio” under the Agreement; and

b.	Deleting Exhibit II to Appendix A of the Agreement in its entirety and replacing it with Exhibit II of Appendix A attached to this Second Amendment.

2.	Effective October 1, 2022, Appendix C of the Agreement is hereby deleted in its entirety and replaced with the Appendix C attached to this Second Amendment.

3.	All other terms and provisions of the Agreement shall remain in full force and effect, except as stated herein.

IN WITNESS WHEREOF, the parties have executed this Second Amendment as of the date first written above.

MERCER INVESTMENTS LLC

By:	/s/ Stephen Gouthro
Name:	Stephen Gouthro
Title:	Chief Operating Officer
Date:	3/27/2023

ACCELERANT SPECIALTY INSURANCE COMPANY

By:	/s/ Joseph Zuk
Name:	Joseph Zuk
Title:	President
Date:	3/27/2023

ACCELERANT NATIONAL INSURANCE COMPANY

By:	/s/ Joseph Zuk
Name:	Joseph Zuk
Title:	President
Date:	3/27/2023

EXHIBIT II TO APPENDIX A

APPENDIX C

FEES